April 19, 2019                                        Exhibit 99.1
Park National Corporation reports financial results
for first quarter 2019

NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the first quarter 2019 (three months ended March 31, 2019). Park's board of directors declared a quarterly cash dividend of $1.01 per common share, payable on June 10, 2019 to common shareholders of record as of May 17, 2019.
Park’s net income for the first quarter of 2019 was $25.5 million, an 18.2 percent decrease from $31.1 million for the first quarter of 2018. First quarter 2019 net income per diluted common share was $1.62, compared to $2.02 in the first quarter of 2018. The first quarter of 2018 included income related to asset recoveries at its Southeast Property Holdings subsidiary.
Park's community-banking subsidiary, The Park National Bank, reported net income of $26.7 million for the first quarter of 2019, a 0.2 percent decrease from $26.7 million reported for the first quarter of 2018. Commercial loans grew $51.7 million over last quarter and the bank's consumer loans increased $9.1 million compared to the previous quarter.
“This year has begun with great momentum as we deepen our partnership with two excellent banking divisions in the Carolinas and also see the results of our hard work in Ohio and Kentucky,” said Park Chief Executive Officer David L. Trautman. “Our people deliver extraordinary service that has helped us grow loans, deposits, and investment services in a number of areas. And, our commitment to local leadership and non-profit support is helping our communities thrive.”
On April 1, 2019 Park closed its merger transaction with CAB Financial Corporation, officially adding Carolina Alliance Bank as a division of Park’s banking subsidiary The Park National Bank.
Headquartered in Newark, Ohio, Park National Corporation had $7.9 billion in total assets (as of March 31, 2019). The Park organization consists of community bank divisions, specialty finance companies, and a non-bank subsidiary. Park's banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division, NewDominion Bank Division and Carolina Alliance Bank. Park also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…
Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

of recovery on the economy and our counterparties, resulting in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans; changes in interest rates and prices may adversely impact prepayment penalty income, mortgage banking income, the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to tax reform legislation, changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in unemployment; changes in customers', suppliers', and other counterparties' performance and creditworthiness; the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational, asset/liability repricing, legal, compliance and strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business; disruption in the liquidity and other functioning of U.S. financial markets; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, customer acquisition and retention, changes to third-party relationships and our ability to attract, develop and retain qualified banking professionals; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the Dodd-Frank Act's provisions, and the Basel III regulatory capital reforms; the effects of easing restrictions on participants in the financial services industry; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; changes in law and policy accompanying the current presidential administration and uncertainty or speculation pending the enactment of such changes; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the impact of our ability to anticipate and respond to technological changes on our ability to respond to customer needs and meet competitive demands; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks; the existence or exacerbation of general geopolitical instability and uncertainty; the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations), monetary and other fiscal policies (including the impact of money supply and interest rate policies to the Federal Reserve Board) and other governmental policies of the U.S. federal government; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government - backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the actions to be taken to implement the referendum by United Kingdom voters to exit the European Union; our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics, dislocations, civil unrest, terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; the effect of healthcare laws in the U.S. and potential changes for such laws which may increase our healthcare and other costs and negatively impact our operations and financial results; Park's ability to integrate recent acquisitions (including CAB Financial Corporation ("CAB")) as well as any future acquisitions, which may be unsuccessful, or may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger of Park and CAB may not be fully realized or realized within the expected time frame; revenues following the merger of Park and CAB may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger of Park and CAB; Park issued equity securities in the acquisitions of NewDominion Bank and CAB and may issue equity securities in connection with future acquisitions, which could cause ownership and economic dilution to Park's current shareholders; the discontinuation of LIBOR and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended March 31, 2019, December 31, 2018, and March 31, 2018

	2019	2018	2018	Percent change vs.
(in thousands, except share and per share data)	1st QTR	4th QTR	1st QTR	4Q '18	1Q '18
INCOME STATEMENT:
Net interest income	$67,776	$69,630	$64,850	(2.7)%	4.5%
Provision for loan losses	2,498	3,359	260	(25.6)%	N.M.
Other income	22,025	26,892	26,903	(18.1)%	(18.1)%
Other expense	56,827	62,597	54,308	(9.2)%	4.6%
Income before income taxes	$30,476	$30,566	$37,185	(0.3)%	(18.0)%
Income taxes	5,021	4,305	6,062	16.6%	(17.2)%
Net income	$25,455	$26,261	$31,123	(3.1)%	(18.2)%

MARKET DATA:
Earnings per common share - basic (b)	$1.63	$1.67	$2.04	(2.4)%	(20.1)%
Earnings per common share - diluted (b)	1.62	1.67	2.02	(3.0)%	(19.8)%
Cash dividends declared per common share	1.21	0.96	0.94	26.0%	28.7%
Book value per common share at period end	54.06	53.03	49.20	1.9%	9.9%
Market price per common share at period end	94.75	84.95	103.76	11.5%	(8.7)%
Market capitalization at period end	1,480,990	1,333,560	1,587,642	11.1%	(6.7)%

Weighted average common shares - basic (a)	15,651,541	15,695,522	15,288,332	(0.3)%	2.4%
Weighted average common shares - diluted (a)	15,744,777	15,764,548	15,431,328	(0.1)%	2.0%
Common shares outstanding at period end	15,630,499	15,698,178	15,301,103	(0.4)%	2.2%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.32%	1.34%	1.69%	(1.5)%	(21.9)%
Return on average shareholders' equity (a)(b)	12.31%	12.70%	16.84%	(3.1)%	(26.9)%
Yield on loans	5.14%	5.10%	4.94%	0.8%	4.0%
Yield on investment securities	2.82%	2.74%	2.62%	2.9%	7.6%
Yield on money market instruments	2.76%	2.46%	1.63%	12.2%	69.3%
Yield on interest earning assets	4.66%	4.61%	4.40%	1.1%	5.9%
Cost of interest bearing deposits	0.97%	0.85%	0.54%	14.1%	79.6%
Cost of borrowings	2.01%	1.88%	1.72%	6.9%	16.9%
Cost of paying interest bearing liabilities	1.10%	0.97%	0.71%	13.4%	54.9%
Net interest margin (g)	3.86%	3.91%	3.87%	(1.3)%	(0.3)%
Efficiency ratio (g)	62.77%	64.36%	58.74%	(2.5)%	6.9%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.34%	1.36%	1.71%	(1.5)%	(21.6)%
Annualized return on average tangible equity (a)(b)(c)	14.36%	14.87%	18.64%	(3.4)%	(23.0)%
Tangible book value per share (d)	$46.42	$45.41	$44.47	2.2%	4.4%

N.M. - Not meaningful
Note: Explanations for footnotes (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended March 31, 2019, December 31, 2018, and March 31, 2018

				Percent change vs.
BALANCE SHEET:	March 31, 2019	December 31, 2018	March 31, 2018	4Q '18	1Q '18

Investment securities	$1,382,301	$1,411,080	$1,464,356	(2.0)%	(5.6)%
Loans	5,740,760	5,692,132	5,292,349	0.9%	8.5%
Allowance for loan losses	53,368	51,512	48,969	3.6%	9.0%
Goodwill and other intangibles	119,421	119,710	72,334	(0.2)%	65.1%
Other real estate owned (OREO)	4,629	4,303	9,055	7.6%	(48.9)%
Total assets	7,852,246	7,804,308	7,518,970	0.6%	4.4%
Total deposits	6,325,212	6,260,860	6,084,294	1.0%	4.0%
Borrowings	602,569	636,966	624,090	(5.4)%	(3.4)%
Total shareholders' equity	845,044	832,506	752,774	1.5%	12.3%
Tangible equity (d)	725,623	712,796	680,440	1.8%	6.6%
Total nonperforming loans	86,471	85,370	86,205	1.3%	0.3%
Total nonperforming assets	94,596	93,137	99,117	1.6%	(4.6)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	73.11%	72.94%	70.39%	0.2%	3.9%
Total nonperforming loans as a % of period end loans	1.51%	1.50%	1.63%	0.7%	(7.4)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.65%	1.63%	1.87%	1.2%	(11.8)%
Allowance for loan losses as a % of period end loans	0.93%	0.90%	0.93%	3.3%	—%
Net loan charge-offs	$642	$2,093	$1,279	(69.3)%	(49.8)%
Annualized net loan charge-offs as a % of average loans (a)	0.05%	0.15%	0.10%	(66.7)%	(50.0)%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	10.76%	10.67%	10.01%	0.8%	7.5%
Tangible equity (d) / Tangible assets (f)	9.38%	9.28%	9.14%	1.1%	2.6%
Average shareholders' equity / Average assets (a)	10.71%	10.56%	10.06%	1.4%	6.5%
Average shareholders' equity / Average loans (a)	14.74%	14.56%	14.14%	1.2%	4.2%
Average loans / Average deposits (a)	90.78%	90.06%	89.39%	0.8%	1.6%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the three months ended March 31, 2019, December 31, 2018 and March 31, 2018.

(b) Reported measure uses net income.

(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED
	March 31, 2019	December 31, 2018	March 31, 2018
AVERAGE SHAREHOLDERS' EQUITY	$838,723	$820,445	$749,627
Less: Average goodwill and other intangibles	119,611	119,899	72,334
AVERAGE TANGIBLE EQUITY	$719,112	$700,546	$677,293

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	March 31, 2019	December 31, 2018	March 31, 2018
TOTAL SHAREHOLDERS' EQUITY	$845,044	$832,506	$752,774
Less: Goodwill and other intangibles	119,421	119,710	72,334
TANGIBLE EQUITY	$725,623	$712,796	$680,440

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED
	March 31, 2019	December 31, 2018	March 31, 2018
AVERAGE ASSETS	$7,832,397	$7,770,140	$7,455,065
Less: Average goodwill and other intangibles	119,611	119,899	72,334
AVERAGE TANGIBLE ASSETS	$7,712,786	$7,650,241	$7,382,731

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	March 31, 2019	December 31, 2018	March 31, 2018
TOTAL ASSETS	$7,852,246	$7,804,308	$7,518,970
Less: Goodwill and other intangibles	119,421	119,710	72,334
TANGIBLE ASSETS	$7,732,825	$7,684,598	$7,446,636

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED
	March 31, 2019	December 31, 2018	March 31, 2018
Interest income	$81,856	$82,167	$73,714
Fully taxable equivalent adjustment	734	736	701
Fully taxable equivalent interest income	$82,590	$82,903	$74,415
Interest expense	14,080	12,537	8,864
Fully taxable equivalent net interest income	$68,510	$70,366	$65,551

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended
	March 31,
(in thousands, except share and per share data)	2019	2018

Interest income:
Interest and fees on loans	$72,003	$64,402
Interest on:
Obligations of U.S. Government, its agencies
and other securities - taxable	6,995	6,767
Obligations of states and political subdivisions - tax-exempt	2,217	2,174
Other interest income	641	371
Total interest income	81,856	73,714

Interest expense:
Interest on deposits:
Demand and savings deposits	7,093	3,290
Time deposits	3,777	2,551
Interest on borrowings	3,210	3,023
Total interest expense	14,080	8,864

Net interest income	67,776	64,850

Provision for loan losses	2,498	260

Net interest income after provision for loan losses	65,278	64,590

Other income	22,025	26,903

Other expense	56,827	54,308

Income before income taxes	30,476	37,185

Income taxes	5,021	6,062

Net income	$25,455	$31,123

Per Common Share:
Net income - basic	$1.63	$2.04
Net income - diluted	$1.62	$2.02

Weighted average shares - basic	15,651,541	15,288,332
Weighted average shares - diluted	15,744,777	15,431,328

Cash dividends declared	$1.21	$0.94

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	March 31, 2019	December 31, 2018

Assets

Cash and due from banks	$116,870	$141,890
Money market instruments	70,609	25,324
Investment securities	1,382,301	1,411,080
Loans	5,740,760	5,692,132
Allowance for loan losses	(53,368)	(51,512)
Loans, net	5,687,392	5,640,620
Bank premises and equipment, net	60,506	59,771
Goodwill and other intangibles	119,421	119,710
Other real estate owned	4,629	4,303
Other assets	410,518	401,610
Total assets	$7,852,246	$7,804,308

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,767,596	$1,804,881
Interest bearing	4,557,616	4,455,979
Total deposits	6,325,212	6,260,860
Borrowings	602,569	636,966
Other liabilities	79,421	73,976
Total liabilities	$7,007,202	$6,971,802

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at March 31, 2019 and December 31, 2018)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2019 and 2018; 16,586,153 shares issued at March 31, 2019 and 16,586,165 shares issued at December 31, 2018)	357,475	358,598
Accumulated other comprehensive loss, net of taxes	(35,453)	(49,788)
Retained earnings	619,971	614,069
Treasury shares (955,654 shares at March 31, 2019 and 887,987 shares at December 31, 2018)	(96,949)	(90,373)
Total shareholders' equity	$845,044	$832,506
Total liabilities and shareholders' equity	$7,852,246	$7,804,308

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended
	March 31,
(in thousands)	2019	2018

Assets

Cash and due from banks	$117,803	$118,248
Money market instruments	94,262	92,533
Investment securities	1,389,842	1,450,116
Loans	5,689,173	5,302,648
Allowance for loan losses	(52,390)	(50,590)
Loans, net	5,636,783	5,252,058
Bank premises and equipment, net	60,847	56,506
Goodwill and other intangibles	119,611	72,334
Other real estate owned	4,373	13,537
Other assets	408,876	399,733
Total assets	$7,832,397	$7,455,065

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,730,224	$1,569,072
Interest bearing	4,536,501	4,363,287
Total deposits	6,266,725	5,932,359
Borrowings	647,658	711,044
Other liabilities	79,291	62,035
Total liabilities	$6,993,674	$6,705,438

Shareholders' Equity:
Preferred shares	$—	$—
Common shares	358,633	307,740
Accumulated other comprehensive loss, net of taxes	(46,539)	(41,677)
Retained earnings	621,568	570,629
Treasury shares	(94,939)	(87,065)
Total shareholders' equity	$838,723	$749,627
Total liabilities and shareholders' equity	$7,832,397	$7,455,065

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2019	2018	2018	2018	2018
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Interest income:
Interest and fees on loans	$72,003	$72,342	$69,905	$64,496	$64,402
Interest on:
Obligations of U.S. Government, its agencies and other securities - taxable	6,995	7,275	7,691	7,746	6,767
Obligations of states and political subdivisions - tax-exempt	2,217	2,213	2,205	2,178	2,174
Other interest income	641	337	428	271	371
Total interest income	81,856	82,167	80,229	74,691	73,714

Interest expense:
Interest on deposits:
Demand and savings deposits	7,093	6,006	6,412	4,107	3,290
Time deposits	3,777	3,610	3,328	2,886	2,551
Interest on borrowings	3,210	2,921	2,813	2,956	3,023
Total interest expense	14,080	12,537	12,553	9,949	8,864

Net interest income	67,776	69,630	67,676	64,742	64,850

Provision for loan losses	2,498	3,359	2,940	1,386	260

Net interest income after provision for loan losses	65,278	66,271	64,736	63,356	64,590

Other income	22,025	26,892	24,064	23,242	26,903

Other expense	56,827	62,597	59,316	52,534	54,308

Income before income taxes	30,476	30,566	29,484	34,064	37,185

Income taxes	5,021	4,305	4,722	5,823	6,062

Net income	$25,455	$26,261	$24,762	$28,241	$31,123

Per Common Share:
Net income - basic	$1.63	$1.67	$1.58	$1.85	$2.04
Net income - diluted	$1.62	$1.67	$1.56	$1.83	$2.02

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2019	2018	2018	2018	2018
(in thousands)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Other income:
Income from fiduciary activities	$6,723	$6,814	$6,418	$6,666	$6,395
Service charges on deposits	2,559	2,852	2,861	2,826	2,922
Other service income	2,818	3,279	3,246	3,472	4,172
Debit card fee income	4,369	4,581	4,352	4,382	4,002
Bank owned life insurance income	1,006	2,190	2,585	1,031	1,009
ATM fees	440	444	500	510	524
OREO valuation adjustments	(27)	(93)	(77)	(114)	(207)
(Loss) gain on the sale of OREO, net	(12)	142	(81)	(147)	4,321
Net loss on the sale of investment securities	—	—	—	—	(2,271)
Unrealized gain (loss) on equity securities	121	(254)	(326)	304	3,489
Other components of net periodic benefit income	1,183	1,705	1,705	1,705	1,705
Gain on the sale of loans	—	2,826	—	—	—
Miscellaneous	2,845	2,406	2,881	2,607	842
Total other income	$22,025	$26,892	$24,064	$23,242	$26,903

Other expense:
Salaries	$25,805	$27,103	$27,229	$24,103	$25,320
Employee benefits	8,430	7,977	7,653	7,630	7,029
Occupancy expense	3,011	2,769	2,976	2,570	2,936
Furniture and equipment expense	4,150	4,170	3,807	4,013	4,149
Data processing fees	2,133	2,222	2,580	1,902	1,773
Professional fees and services	6,006	8,516	8,065	6,123	6,190
Marketing	1,226	1,377	1,364	1,185	1,218
Insurance	1,156	1,277	1,388	1,196	1,428
Communication	1,333	1,335	1,207	1,189	1,250
State tax expense	1,005	750	1,000	958	1,105
Amortization of intangibles	289	289	289	—	—
Miscellaneous	2,283	4,812	1,758	1,665	1,910
Total other expense	$56,827	$62,597	$59,316	$52,534	$54,308

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

		Year ended December 31,
(in thousands, except ratios)	March 31, 2019	2018	2017	2016	2015

Allowance for loan losses:
Allowance for loan losses, beginning of period	$51,512	$49,988	$50,624	$56,494	$54,352
Charge-offs	2,987	13,552	19,403	20,799	14,290
Recoveries	2,345	7,131	10,210	20,030	11,442
Net charge-offs	642	6,421	9,193	769	2,848
Provision for (recovery of) loan losses	2,498	7,945	8,557	(5,101)	4,990
Allowance for loan losses, end of period	$53,368	$51,512	$49,988	$50,624	$56,494

General reserve trends:
Allowance for loan losses, end of period	$53,368	$51,512	$49,988	$50,624	$56,494
Specific reserves	2,468	2,273	684	548	4,191
General reserves	$50,900	$49,239	$49,304	$50,076	$52,303

Total loans	$5,740,760	$5,692,132	$5,372,483	$5,271,857	$5,068,085
Impaired commercial loans	50,881	48,135	56,545	70,415	80,599
Total loans less impaired commercial loans	$5,689,879	$5,643,997	$5,315,938	$5,201,442	$4,987,486

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized)	0.05%	0.12%	0.17%	0.02%	0.06%
Allowance for loan losses as a % of period end loans	0.93%	0.90%	0.93%	0.96%	1.11%
General reserves as a % of total loans less impaired commercial loans	0.89%	0.87%	0.93%	0.96%	1.05%
General reserves as a % of total loans less impaired commercial loans (excluding acquired loans)	0.93%	0.91%	N.A.	N.A.	N.A.

Nonperforming assets - Park National Corporation:
Nonaccrual loans	$69,175	$67,954	$72,056	$87,822	$95,887
Accruing troubled debt restructurings	15,757	15,173	20,111	18,175	24,979
Loans past due 90 days or more	1,539	2,243	1,792	2,086	1,921
Total nonperforming loans	$86,471	$85,370	$93,959	$108,083	$122,787
Other real estate owned - Park National Bank	3,114	2,788	6,524	6,025	7,456
Other real estate owned - SEPH	1,515	1,515	7,666	7,901	11,195
Other nonperforming assets - Park National Bank	3,496	3,464	4,849	—	—
Total nonperforming assets	$94,596	$93,137	$112,998	$122,009	$141,438
Percentage of nonaccrual loans to period end loans	1.20%	1.19%	1.34%	1.67%	1.89%
Percentage of nonperforming loans to period end loans	1.51%	1.50%	1.75%	2.05%	2.42%
Percentage of nonperforming assets to period end loans	1.65%	1.64%	2.10%	2.31%	2.79%
Percentage of nonperforming assets to period end total assets	1.20%	1.19%	1.50%	1.63%	1.93%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

		Year ended December 31,
(in thousands, except ratios)	March 31, 2019	2018	2017	2016	2015

Nonperforming assets - Park National Bank and Guardian:
Nonaccrual loans	$67,540	$66,319	$61,753	$76,084	$81,468
Accruing troubled debt restructurings	15,757	15,173	20,111	18,175	24,979
Loans past due 90 days or more	1,539	2,243	1,792	2,086	1,921
Total nonperforming loans	$84,836	$83,735	$83,656	$96,345	$108,368
Other real estate owned - Park National Bank	3,114	2,788	6,524	6,025	7,456
Other nonperforming assets - Park National Bank	3,496	3,464	4,849	—	—
Total nonperforming assets	$91,446	$89,987	$95,029	$102,370	$115,824
Percentage of nonaccrual loans to period end loans	1.18%	1.17%	1.15%	1.45%	1.61%
Percentage of nonperforming loans to period end loans	1.48%	1.47%	1.56%	1.83%	2.14%
Percentage of nonperforming assets to period end loans	1.59%	1.58%	1.77%	1.95%	2.29%
Percentage of nonperforming assets to period end total assets	1.17%	1.16%	1.27%	1.38%	1.60%

Nonperforming assets - SEPH/Vision Bank (retained portfolio):
Nonaccrual loans	$1,635	$1,635	$10,303	$11,738	$14,419
Accruing troubled debt restructurings	—	—	—	—	—
Loans past due 90 days or more	—	—	—	—	—
Total nonperforming loans	$1,635	$1,635	$10,303	$11,738	$14,419
Other real estate owned - SEPH	1,515	1,515	7,666	7,901	11,195
Total nonperforming assets	$3,150	$3,150	$17,969	$19,639	$25,614

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$67,954	$72,056	$87,822	$95,887	$100,393
New nonaccrual loans	12,484	76,611	58,753	74,786	80,791
Resolved nonaccrual loans	11,263	80,713	74,519	82,851	85,297
Nonaccrual loans, end of period	$69,175	$67,954	$72,056	$87,822	$95,887

New nonaccrual loan information - Park National Bank and Guardian
Nonaccrual loans, beginning of period	$66,319	$61,753	$76,084	$81,468	$77,477
New nonaccrual loans	12,484	74,976	58,753	74,663	80,791
Resolved nonaccrual loans	11,263	70,410	73,084	80,047	76,800
Nonaccrual loans, end of period	$67,540	$66,319	$61,753	$76,084	$81,468

New nonaccrual loan information - SEPH/Vision Bank (retained portfolio)
Nonaccrual loans, beginning of period	$1,635	$10,303	$11,738	$14,419	$22,916
New nonaccrual loans	—	1,635	—	123	—
Resolved nonaccrual loans	—	10,303	1,435	2,804	8,497
Nonaccrual loans, end of period	$1,635	$1,635	$10,303	$11,738	$14,419

Impaired commercial loan portfolio information (period end):
Unpaid principal balance	$61,838	$59,381	$66,585	$95,358	$109,304
Prior charge-offs	10,957	11,246	10,040	24,943	28,705
Remaining principal balance	50,881	48,135	56,545	70,415	80,599
Specific reserves	2,468	2,273	684	548	4,191
Book value, after specific reserves	$48,413	$45,862	$55,861	$69,867	$76,408

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com